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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 25, 2006

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                                  NOVELIS INC.
             (Exact name of registrant as specified in its charter)

             Canada                    001-32312               98-0442987
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
         Incorporation)               File Number)         Identification No.)

          3399 Peachtree Road NE, Suite 1500
                   Atlanta, Georgia                               30326
       (Address of Principal Executive Offices)                 (Zip Code)

                                 (404) 814-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On August 29, 2006, Novelis Inc. ("Novelis") issued a press release announcing the replacement of its President and Chief Executive Officer, Brian
W. Sturgell. Effective immediately, William T. Monahan, Chairman of Novelis's Board of Directors, will serve as Interim Chief Executive Officer until Mr. Sturgell's successor has been selected and is in place. Mr. Monahan, age 58, is the retired Chairman and Chief Executive Officer of Imation Corporation, where he served in that capacity from its spin-off from 3M Co. in 1996 to May 2004. Prior to that, he held numerous executive positions at 3M, including Group Vice President, Senior Vice President of 3M Italy and Vice President of the data storage division. Mr. Monahan is a member of the board of directors of Pentair, Inc., Hutchinson Technology Inc. and Mosaic, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(c) As described above, William T. Monahan, Chairman of Novelis' Board of Directors, will serve as Interim Chief Executive Officer until Mr. Sturgell's successor has been selected and is in place.

(d) On August 30, 2006, Novelis issued a press release announcing the appointment of a new independent director, John D. Watson, to Novelis' Board of Directors, effective immediately. The Board of Directors has not yet determined the committee or committees of the Board of Directors on which Mr. Watson will serve. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 8.01   OTHER EVENTS.

     The Board of Directors of Novelis declared on August 28, 2006, a quarterly dividend of US$0.01 per common share, payable September 25, 2006, to shareholders of record at the close of business September 7, 2006. Refer to attached Exhibit 99.3 for details.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

          EXHIBIT NO.                         DESCRIPTION
          -----------  ---------------------------------------------------------
             99.1      Press release of Novelis Inc., issued on August 29, 2006.
             99.2      Press release of Novelis Inc., issued on August 30, 2006.
             99.3      Press release of Novelis Inc., issued on August 28, 2006.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 31, 2006                              NOVELIS INC.


                                                    By:    /s/  Nichole Robinson
                                                           ---------------------
                                                    Name:  Nichole Robinson
                                                    Title: Secretary

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                                  EXHIBIT INDEX

EXHIBIT NO.                          DESCRIPTION
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    99.1     Press release of Novelis Inc., issued on August 29, 2006.
    99.2     Press release of Novelis Inc., issued on August 30, 2006.
    99.3     Press release of Novelis Inc., issued on August 28, 2006.